THIRD AMENDMENT TO OFFICE LEASE

      This THIRD AMENDMENT TO OFFICE LEASE (the "Amendment") is made and entered into this 4th day of March, 1997, by and between Townsend Property Trust Limited Partnership (doing business in New Jersey as TPT Limited Partnership), successor-in-interest to MBL Life Assurance Corporation ("Landlord") and Manhattan Bagel Company, Inc. ("Tenant").

      WHEREAS, Landlord and Tenant previously entered into that certain lease (the "Original Lease") dated January 12, 1995, demising approximately 32,358 square feet of office and warehouse space as more particularly described in the Original Lease in the building (the "Building") known as 246 Industrial Way located at 246 Industrial Way West, Eatontown, New Jersey;

      WHEREAS, Landlord and Tenant previously entered into an amendment to lease (the "First Amendment") dated March 6, 1995, demising an additional approximately 4,836 square feet of office and warehouse space in the Building and an amendment to lease (the "Second Amendment") dated May 6, 1996, demising an additional approximately 30,600 square feet of space in the Building (the Original Lease, the First Amendment and the Second Amendment are hereinafter collectively referred to as the "Lease"); and

      WHEREAS, it is the desire of the Landlord and Tenant to further amend the Lease, all as more fully hereinafter set forth.

      NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, and for other good and lawful consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, covenant and agree as follows:

            1. Effective as of March 1, 1997, the Premises (as set forth in
Section 1.1 (g) of the Lease) shall mean the premises shown of Exhibit A attached hereto as a part hereof, known as a portion of 246 Industrial Way West.

            2. Effective as of March 1, 1997, Rentable Area of the Premises (as set forth in Section 1.1(h) of the Lease) shall be equal to 68,194 square feet.

            3. Effective as of March 1, 1997, Tenant's Monthly Rent (as set forth in Section 1.1(n) of the Lease) shall be as follows:

        Amount Per Month           Commencing On           Ending On
        ----------------           -------------           ---------
          $26,212.61               March 1, 1997           January 31, 1999
          $27,435.98               February 1, 1999        February 28, 1999
          $27,523.26               March 1, 1999           January 31, 2001
          $28,806.51               February 1, 2001        February 28, 2001
          $28,898.14               March 1, 2001           January 31, 2003
          $30,242.98               February 1, 2003        February 28, 2003
          $30,339.20               March 1, 2003           January 31, 2005


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

             Effective as of March 1, 1997, the Basic Monthly Rent (as set forth in Exhibit (G) Option to Extend) shall be as set follows:

         Amount Per Month          Commencing On            Ending On
         ----------------          -------------            ---------
           $31,856.16              February 1, 2005         January 31, 2006
           $33,448.97              February 1, 2006         January 31, 2007
           $35,121.42              February 1, 2007         January 31, 2008
           $36,877.49              February 1, 2008         January 31, 2009
           $38,721.35              February 1, 2009         January 31, 2010

            4. Effective as of March 1, 1997, Tenant's Share (as set forth in
Section 1.1(p) of the Lease) shall be equal to 41.38%.

            5. Section 1.1(b) of the Lease is hereby deleted and in its place is substituted the following:

            1.1(b) LANDLORD: Townsend Property Trust Limited Partnership, doing business in New Jersey as TPT Limited Partnership.

            6. Section 1.1(c) of the Lease is hereby deleted and in its place is substituted the following:

            1.1(c) LANDLORD'S ADDRESS:

                   Townsend Property Trust Limited Partnership
                   210 West Pennsylvania Avenue - Suite 610
                   Towson, Maryland 21204

            7. All other terms and conditions of the Lease shall remain in full force and effect, as originally executed. All capitalized terms used herein shall have the meanings ascribed to them in the Lease.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year written above.

      LANDLORD:                                         TENANT:

TOWNSEND PROPERTY TRUST                              MANHATTAN BAGEL COMPANY,
LIMITED PARTNERSHIP, doing                              INC.
business in New Jersey as TPT LIMITED
PARTNERSHIP

By: DWT ATRIUM, INC., General Partner             By: /s/ Jason Gennusa
                                                     --------------------------

By: /s/ James R. Berens                           Title: President
   -------------------------

Title: Vice President                             Date: March 4, 1997

Date: March 4, 1997


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